Exhibit 10.19(c)

SPECIAL NOTICE REGARDING MATERIAL NON-PUBLIC INFORMATION

THE ATTACHED DOCUMENT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES.  BY ACCEPTING THIS DOCUMENT,  THE  RECIPIENT AGREES TO USE ANY SUCH  INFORMATION  IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECOND AMENDMENT AND CONSENT

THIS SECOND AMENDMENT AND CONSENT (this "Amendment and Consent") is entered into as of January 21, 2004, among THE VAIL CORPORATION, a Colorado corporation doing business as "Vail Associates, Inc." ("Borrower"), Required Lenders (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

A. Borrower has entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 10, 2003 (as amended to date, the "Credit Agreement"), with Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), and certain other agents and lenders party thereto, providing for revolving credit loans and term loans in the aggregate principal amount of up to $425,000,000. Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and all Section references herein are to sections in the Credit Agreement.

B. Vail Resorts, Inc., the indirect parent of Borrower ("VRI"), proposes (i) to tender for, repurchase (including, without limitation, in open market transactions or private negotiated transactions), redeem, discharge, or defease all or a portion of the 8.750% Senior Subordinated Notes due 2009 issued pursuant to the Senior Subordinated Debt Indentures in one or a series of transactions (collectively, the "Subject Redemptions," and each, a "Subject Redemption"), and (ii) to the extent any portion of the Subordinated Debt issued pursuant to the Senior Subordinated Debt Indentures remains outstanding after the Initial Subject Redemption (as hereafter defined), to amend the Senior Subordinated Debt Indentures by deleting substantially all restrictive covenants from such Indentures (the "Subject Indenture Amendments"). Pursuant to Section 9.2, Borrower has requested that Required Lenders consent to the Subject Redemptions and the Subject Indenture Amendments.

C. Borrower has also requested that Required Lenders amend the Credit Agreement (i) to provide for an optional commitment increase under the Term Loan Facility, pursuant to which Borrower may request an increase thereunder of up to $60,000,000, (ii) to permit Borrower, at its option, to request that the Term Loan Principal Debt be refinanced, (iii) to permit, in addition to the Subject Redemptions, the redemption of up to an aggregate of $90,000,000 of Subordinated Debt, and (iv) to clarify that in calculating the "Minimum Fixed Charge Coverage Ratio" and the "Interest Coverage Ratio," the amortization of deferred financing charges and original issue discounts should be excluded.

D. Subject to and upon the terms and conditions set forth herein, Required Lenders have agreed to consent to the Subject Redemptions and the Subject Indenture Amendments and to amend the Credit Agreement as set forth herein.

In consideration of the foregoing and the mutual covenants contained herein, Borrower, Required Lenders, and Administrative Agent agree as follows:

1. Consent to Subject Redemptions and Subject Indenture Amendments. Pursuant to Section 9.2 of the Credit Agreement, Required Lenders hereby consent to the Subject Redemptions and the Subject Indenture Amendments, so long as (a) on and as of the dates of each Subject Redemption and the Subject Indenture Amendments, no Default or Potential Default then exists or arises; (b) prior to or concurrently with the consummation of the first Subject Redemption (the "Initial Subject Redemption"), VRI shall issue not less than $300,000,000 of Subordinated Debt (the "Replacement Subordinated Debt") and shall use not less than $300,000,000 of the proceeds of such Replacement Subordinated Debt solely to pay the sum of (i) the redemption or purchase price of, and related costs and expenses associated with, the Initial Subject Redemption (including, without limitation, redemption premiums, tender premiums, and consent fees), and (ii) costs and expenses associated with the issuance of the Replacement Subordinated Debt; and (c) the remaining Subordinated Debt outstanding under the Senior Subordinated Indentures (as amended by the Indenture Amendment) and the Replacement Subordinated Debt shall satisfy the requirements for permitted Subordinated Debt as set forth in the Loan Papers, including, without limitation, the requirements imposed by the definition of "Subordinated Debt" in Section 1.1 and by Section 9.16, and shall otherwise be in form and substance satisfactory to Administrative Agent (it being understood that if the Replacement Subordinated Debt is issued in accordance with the requirements of this Amendment and Consent and under substantially the same or less restrictive terms as are set forth in the Senior Subordinated Debt Indentures immediately prior to giving effect to the Subject Indenture Amendment, then such Replacement Subordinated Debt will be acceptable to Administrative Agent). To the extent any proceeds from the issuance of the Replacement Subordinated Debt are not immediately used to consummate the Subject Redemptions and are deposited in a blocked account with Administrative Agent pursuant to terms, conditions, and documents reasonably satisfactory to Administrative Agent (the "Blocked Account"), then, for purposes of calculating the "Funded Debt to Adjusted EBITDA Ratio" pursuant to Section 10.1(a) for fiscal quarters ending after the date a deposit is made into the Blocked Account but not after the fiscal quarter ending April 30, 2004, the amount of Subordinated Debt included in the calculation of "Funded Debt" shall be reduced by the amount of the funds on deposit in the Blocked Account on the last day of each such fiscal quarter.

2. Amendments.

(a) The following provision regarding an optional Term Loan Commitment increase is hereby added as Section 2.4:

"2.4 Optional Increase in Term Loan Commitment.

(a) So long as no Default or Potential Default then exists or arises, upon notice to Administrative Agent, Borrower may on a one-time basis request an increase in the Term Loan Commitment by an amount not exceeding $60,000,000 (the "Increased Term Loan Commitment"). Administrative Agent (in consultation with Borrower and upon terms regarding arranging such Increased Term Loan Commitment mutually acceptable to Borrower and Administrative Agent) shall use its best efforts to coordinate commitments from existing Term Loan Lenders and Eligible Assignees in order to effect the Increased Term Loan Commitment, which shall be consummated pursuant to a Joinder Agreement (herein so called) in form and substance satisfactory to Administrative Agent and Borrower and their respective counsel. (Such Eligible Assignees, together with each Term Loan Lender agreeing to increase its Committed Sum under the Term Loan Facility, being herein referred to collectively as the "Increasing Term Loan Lenders," and individually as an "Increasing Term Loan Lender"). In no event shall the interest rate payable on any Term Loan advanced with respect to the Increased Term Loan Commitment exceed the interest rate applicable to the other Term Loans under the Loan Papers.

(b) If the Term Loan Commitment is increased in accordance with this Section, Administrative Agent and Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such Term Loan Commitment increase. Administrative Agent shall promptly notify Borrower and Term Loan Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, Administrative Agent shall receive the following:

(i) with respect to any Lender requesting a Note, such Note executed by Borrower;

(ii) Joinder Agreements executed by Borrower and each Increasing Term Loan Lender; and

(iii) a certificate of each Company dated as of the Increase Effective Date signed by a Responsible Officer of each Company (A) certifying and attaching the resolutions adopted by such Company approving or consenting to such Term Loan Commitment increase, and (B) in the case of Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Section 7 of the Agreement and the other Loan Papers are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (2) no Default or Potential Default exists or would result therefrom.

(c) On the Increase Effective Date, (i) Borrower shall borrow, and each Increasing Term Loan Lender shall lend such Increasing Term Loan Lender's Commitment Percentage of, the Increased Term Loan Commitment, in a single advance; (ii) the amortization of the Term Loan Principal Debt shall be proportionately adjusted to reflect the Increased Term Loan Commitment; and (iii) each Joinder Agreement shall constitute a Loan Paper.

(b) The following provision regarding the refinancing of the Term Loan Principal Debt is hereby added as Section 2.5, and is in addition to the rights set forth in Section 2.4 above:

"2.5 Modification to or Refinancing of Term Loan Principal Debt.

(a) So long as no Default or Potential Default then exists or arises, Borrower, Guarantors, Administrative Agent, and all Term Loan Lenders may enter into a consent agreement in form and substance satisfactory to Borrower and Administrative Agent (the "Consent"), providing for (i) a reduction in the Applicable Margin with respect to the Term Loans and (ii) an extension of the Termination Date under the Term Loan Facility, so long as the Termination Date for the Term Loan Facility is not extended to a date later than one year prior to the earliest scheduled maturity of the Subordinated Debt then-issued. On the date that each of the conditions precedent to effectiveness under the Consent are satisfied (the "Consent Effective Date"): (x) the "Applicable Margin" set forth in the Consent shall be the Applicable Margin for the Term Loans under the Loan Papers; (y) the "Termination Date" set forth in the Consent shall be the Termination Date for the Term Loans under the Loan Papers; and (z) the Consent shall constitute a Loan Paper. This Amendment and Consent shall evidence Required Lenders' consent to the modifications effected by the Consent.

(b) Notwithstanding anything to the contrary set forth in Section 3.2, and in addition to the foregoing set forth in clause (a) above, so long as no Default or Potential Default then exists or arises, upon notice to Administrative Agent, Borrower may request on a one-time basis that the Term Loan Principal Debt be refinanced in full (the "Refinancing"), so long as, after giving effect to the Refinancing, (i) the principal amount and the amortization of the Term Loan Principal Debt remains unchanged (except as contemplated in Section 2.4), (ii) the interest rate payable on the Term Loan Principal Debt has not been increased, and (iii) the Termination Date for the Term Loan Facility is not extended to a date later than one year prior to the earliest scheduled maturity of the Subordinated Debt then-issued. The Refinancing shall be consummated in accordance with a Refinancing and Joinder Agreement which satisfies the requirements of Section 2.5(c) (the "Refinancing Agreement"). To the extent the Refinancing Agreement modifies the Termination Date under the Term Loan Facility to a later date as contemplated in item (iii) above, or decreases the interest rate on the Term Loan Facility, this Amendment and Consent shall evidence Required Lenders' consent to such modifications.

(c) Administrative Agent (in consultation with Borrower and upon terms regarding arranging such Refinancing mutually acceptable to Borrower and Administrative Agent) shall use its best efforts to coordinate commitments from existing Lenders and Eligible Assignees in order to effect the Refinancing, which shall be consummated in accordance with the Refinancing Agreement and shall be executed by Borrower, Guarantors, Administrative Agent, and each financial institution funding the Refinancing (each, a "Refinancing Lender"). The Refinancing Agreement shall: (i) be in form and terms satisfactory to Administrative Agent and Borrower and their respective counsel; (ii) establish the amount of the allocated "Term Loan Commitment" of each Refinancing Lender; (iii) establish the "Applicable Margin" to be used in determining the interest rate applicable to the Term Loan Principal Debt on and after the Refinancing Effective Date (hereafter defined); (iv) establish the "Termination Date" applicable on and after the Refinancing Effective Date (hereafter defined) to the Term Loan Principal Debt; and (iv) require on or prior to the Refinancing Effective Date (hereinafter defined) (A) all Term Loan Principal Debt owed to the Term Loan Lenders immediately prior to giving effect to the Refinancing to be paid in full, together with all accrued interest and unpaid fees with respect thereto, (B) Borrower to borrow, and Refinancing Lenders to advance in a single advance, an amount equal to the Term Loan Commitment in effect immediately prior to the Refinancing (including any increase effected by Section 2.4), and (C) satisfaction of certain conditions precedent, including, without limitation, delivery of certain certificates, notes, and legal opinions, as Refinancing Lenders and Administrative Agent shall reasonably require.

(d) On the date that each of the conditions to effectiveness under the Refinancing Agreement are satisfied (the "Refinancing Effective Date"): (i) each advance made by a Refinancing Lender on the Refinancing Effective Date shall constitute a Term Loan under the Loan Papers; (ii) the commitment allocation for each Refinancing Lender set forth in the Refinancing Agreement shall constitute the Committed Sum of such Refinancing Lender under the Loan Papers; (iii) the "Applicable Margin" set forth in the Refinancing Agreement shall be the Applicable Margin on and after the Refinancing Effective Date for the Term Loans under the Loan Papers; (iv) the "Termination Date" set forth in the Refinancing Agreement shall be the Termination Date for the Term Loans under the Loan Papers; (v) each Refinancing Lender shall be a Term Loan Lender under the Loan Papers; (vi) references in the Credit Agreement to the Term Loan Facility shall be to the Term Loans made by the Refinancing Lenders in accordance with the Refinancing Agreement; and (vii) the Refinancing Agreement shall constitute a Loan Paper.

(e) To the extent that the Refinancing is consummated, the entering into and performance of the respective obligations of the Term Loan Lenders and the Refinancing Lenders, and the transactions evidenced by the Refinancing, are not intended to, and shall not be deemed to constitute, a novation, nor shall they be deemed to have terminated, extinguished, or discharged, the Term Loan Principal Debt under the Loan Papers, all of which Term Loan Principal Debt, and related Obligation and Collateral, shall continue under and be governed by the Loan Papers."

(c) The second sentence of Section 9.2 is hereby amended by replacing the period at the end thereof with a semicolon, and adding the following proviso:

"provided, that, in addition to the Subject Redemptions permitted under the terms of that certain Second Amendment and Consent dated as of January 21, 2004, among Borrower, Administrative Agent, and Required Lenders, and consented to by Guarantors, any Company may, without the approval of Required Lenders, tender for, repurchase (including, without limitation, in open market transactions or private negotiated transactions), redeem, or discharge (each, an "Additional Redemption") up to an aggregate of $90,000,000 of Subordinated Debt, so long as (a) on and as of the date of each such Additional Redemption, no Default or Potential Default then exists or arises, and (b) not less than $300,000,000 of Subordinated Debt remains outstanding after giving effect to each such Additional Redemption."

(d) The interest calculation with respect to the "Minimum Fixed Charge Coverage Ratio" in Section 10.2 and the "Interest Coverage Ratio" in Section 10.4 are clarified by adding the following parenthetical after the term "Funded Debt" in clause (b) of each Section:

"(excluding amortization of deferred financing costs and original issue discounts)".

3. Representations and Warranties. As a material inducement to Required Lenders and Administrative Agent to execute and deliver this Amendment and Consent, Borrower represents and warrants to Required Lenders and Administrative Agent (with the knowledge and intent that Required Lenders are relying upon the same in entering into this Amendment and Consent) that (a) Borrower has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment and Consent, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no Governmental Approvals, and do not violate its certificate of incorporation or its bylaws, (b) upon execution and delivery by Borrower, Administrative Agent, and Required Lenders, this Amendment and Consent will constitute the legal and binding obligation of Borrower, enforceable against it in accordance with this Amendment and Consent's terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally, and (c) the representations and warranties contained in Section 7 of the Agreement and the other Loan Papers are true and correct on and as of the Effective Date (hereinafter defined), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

4. Ratifications. Borrower and each Guarantor (by executing the Guarantors' Consent and Acknowledgment attached hereto) (a) ratifies and confirms all provisions of the Loan Papers as amended by this Amendment and Consent, (b) ratifies and confirms that all Guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of the Lenders, under the Loan Papers are not released, reduced, or otherwise adversely affected by this Amendment and Consent and continue to guarantee, assure, and secure full payment and performance of Borrower's present and future obligations to Administrative Agent and the Lenders, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

5. Conditions Precedent to Effectiveness. This Amendment and Consent shall be effective on the date (the "Effective Date") upon which Administrative Agent receives (a) counterparts of this Amendment and Consent executed by Borrower, Administrative Agent, and Required Lenders, and (b) the Guarantors' Consent and Agreement executed by each Guarantor.

6. Expenses. Borrower shall pay all reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and Consent and any related documents.

7. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment and Consent, (c) this Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment and Consent is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment and Consent may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment and Consent is a "Loan Paper" referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 14 of the Credit Agreement are incorporated herein by reference, (g) this Amendment and Consent, the Credit Agreement, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment and Consent, the Credit Agreement and the other Loan Papers are unchanged and are ratified and confirmed.

8. Parties. This Amendment and Consent binds and inures to the benefit of Borrower, Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment and Consent in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.
THE VAIL CORPORATION (D/B/A "VAIL ASSOCIATES, INC."), as Borrower By: Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer, a Revolver Lender, and a Term Loan Lender

By:

Name:

Title:

FLEET NATIONAL BANK, as Syndication Agent, L/C Issuer, and a Revolver Lender

By:

Name:

Title:

US BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent, a Revolver Lender and a Term Loan Lender

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and a Revolver Lender

By:

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Co-Documentation Agent and a Revolver Lender

By:

Name:

Title:

CREDIT LYONNAIS NEW YORK BRANCH,
as a Revolver Lender and a Term Loan Lender

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION,
as a Revolver Lender

By:

Name:

Title:

HARRIS TRUST AND SAVINGS BANK,
as a Revolver Lender

By:

Name:

Title:

COMPASS BANK,
as a Revolver Lender

By:

Name:

Title:

WASHINGTON MUTUAL BANK,
as a Revolver Lender

By:

Name:

Title:

KZH SOLEIL-2 LLC,
as a Term Loan Lender

By:

Name:

Title:

,

as Term Loan Lender

By:

Name:

Title:

GUARANTORS' CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Required Lenders to execute, and in consideration of Administrative Agent's and Required Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each.

Vail Resorts, Inc.

Vail Holdings, Inc.

Beaver Creek Associates, Inc.

Beaver Creek Consultants, Inc.

Beaver Creek Food Services, Inc.

Breckenridge Resort Properties, Inc.

Complete Telecommunications, Inc.

Gillett Broadcasting, Inc.

Grand Teton Lodge Company

Heavenly Valley, Limited Partnership

Jackson Hole Golf and Tennis Club, Inc.

JHL&S LLC

Keystone Conference Services, Inc.

Keystone Development Sales, Inc.

Keystone Food & Beverage Company

Keystone Resort Property Management Company

Larkspur Restaurant & Bar, LLC

Lodge Properties, Inc.

Lodge Realty, Inc.

Mountain Thunder, Inc.

Property Management Acquisition Corp., Inc.

Rockresorts International, LLC

Rockresorts LLC

Rockresorts Cheeca, LLC

Rockresorts Equinox, Inc.

Rockresorts LaPosada, LLC

Rockresorts Wyoming, LLC

Rockresorts Casa Madrona, LLC

Rockresorts Rosario, LLC

Teton Hospitality Services, Inc.

The Village at Breckenridge Acquisition Corp., Inc.

Timber Trail, Inc.

VA Rancho Mirage I, Inc.

VA Rancho Mirage II, Inc.

VA Rancho Mirage Resort, L.P.

Vail/Arrowhead, Inc.

Vail Associates Holdings, Ltd.

Vail Associates Investments, Inc.

Vail Associates Real Estate, Inc.

Vail/Beaver Creek Resort Properties, Inc.

Vail Food Services, Inc.

Vail Resorts Development Company

Vail RR, Inc.

Vail Summit Resorts, Inc.

Vail Trademarks, Inc.

VAMHC, Inc.

VR Heavenly I, Inc.

VR Heavenly II, Inc.

VR Holdings, Inc.

By:

Name:________________________________________

Title:_________________________________________